UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    April 22, 2008

Isilon Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33196	91-2101027
(Commission File Number)	(IRS Employer Identification No.)

3101 Western Avenue, Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

(206) 315-7500
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
SIGNATURES

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 22, 2008, the board of directors of Isilon Systems, Inc. approved a change in the company’s fiscal year from a 52/53-week fiscal year ending on the Sunday closest to December 31 to a calendar year.

This is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or Rule 15d-10 of the Securities Exchange Act of 1934, as amended, as the new fiscal year commences within seven days of the prior fiscal year-end, and the new fiscal year commences with the end of the prior fiscal year. Accordingly, the company will not be filing a transition report; instead, the fiscal year 2008 will include the one-day transition period of December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isilon Systems, Inc.
(Registrant)

Date: April 25, 2008	By:	/s/ Keenan M. Conder
Keenan M. Conder
VP General Counsel and Secretary